SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2002

MEMC Electronic Materials, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13828	56-1505767
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Pearl Drive (City of O'Fallon)
St. Peters, MO 63376
(636) 474-5000
(Address, including zip code, and telephone number
of Principal Executive Offices)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
(c) Exhibits
Exhibit No.	Description of Exhibit
99.1	Certification by the Chief Executive Officer of MEMC Electronic Materials, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.2	Certification by the Chief Financial Officer of MEMC Electronic Materials, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9. Regulation FD Disclosure

On March 20, 2003, the Registrant filed its annual report on Form 10-K for the period ended December 31, 2002, with the Securities and Exchange Commission. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the certification of each of the Chief Executive Officer and Chief Financial Officer accompanied that filing. Copies of the certifications are furnished hereunder as exhibits to this Form 8-K.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.

Date: March 20, 2003	By: /s/ James M. Stolze Name: James M. Stolze Title: Executive Vice President, Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Certification by the Chief Executive Officer of MEMC Electronic Materials, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.2	Certification by the Chief Financial Officer of MEMC Electronic Materials, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.